UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our Form 8-K, dated May 27, 2005, to provide the financial information required in connection with the acquisition of Lakeside Technology Center through Digital Realty Trust, L.P., our operating partnership subsidiary of which we are the general partner. The following financial statements are filed as part of this report:

Item 9.01	Financial Statements and Exhibits.

Page
(a) Financial Statements Under Rule 3-14 of Regulation S-X
Lakeside Technology Center
Independent Auditors’ Report	1
Statements of Revenue and Certain Expenses for the three months ended March 31, 2005 (unaudited) and the year ended December 31, 2004	2
Notes to Statements of Revenue and Certain Expenses	3
(b) Unaudited Pro Forma Condensed Consolidated Information
Pro Forma Condensed Consolidated Financial Statements	5
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005	6
Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2005	7
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004	8
Notes to Pro Forma Condensed Consolidated Financial Statements	9

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Michael F. Foust
Michael F. Foust
Chief Executive Officer

Date: July 15, 2005

Independent Auditors’ Report

The Board of Directors

Digital Realty Trust, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Lakeside Technology Center (the Property) for the year ended December 31, 2004. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property management’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of Lakeside Technology Center for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

May 27, 2005

LAKESIDE TECHNOLOGY CENTER

Statements of Revenue and Certain Expenses

(In thousands)

	For the three months ended March 31, 2005	For the year ended December 31, 2004
	(Unaudited)
Gross revenue:
Rental	$5,231	20,636
Parking	32	122
Tenant reimbursements	1,796	7,952

Total revenue	7,059	28,710

Certain expenses:
Rental property operating and maintenance	662	4,048
Property taxes	2,611	10,384
Insurance	121	485

Total certain expenses	3,394	14,917

Revenue in excess of certain expenses	$3,665	13,793

See accompanying notes to statements of revenue and certain expenses.

LAKESIDE TECHNOLOGY CENTER

Notes to Statements of Revenue and Certain Expenses

For the three months ended March 31, 2005 (Unaudited)

and the year ended December 31, 2004

(1) Basis of Presentation

The accompanying statements of revenue and certain expenses relate to the operations of the property known as Lakeside Technology Center (the Property). The Property is a technology center located in Chicago, Illinois.

The Property was owned by Lakeside Purchaser, LLC (Owner). A wholly-owned subsidiary of Digital Realty Trust, Inc. entered into an agreement with the Owner to purchase the Property for $142,600,000. The purchase was completed on May 27, 2005.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Property for the three months ended March 31, 2005 and the year ended December 31, 2004 due to the exclusion of the following expenses and income items, which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization;

•	Interest;

•	Federal and state income taxes; and

•	Other costs and income items not directly related to the proposed future operations of the Property.

•	Management fees

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the respective leases.

The straight-line rent adjustment increased base rental revenue by approximately $344,000 (unaudited) and $1,546,000 for the three months ended March 31, 2005 and the year ended December 31, 2004, respectively.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Information

The statement of revenue and certain expenses for the three months ended March 31, 2005 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of the results of this interim period. All such adjustments are of a normal recurring nature.

DIGITAL REALTY TRUST, INC.

Notes to Consolidated Balance Sheet—(Continued)

March 31, 2004

(3) Minimum Future Lease Rentals

The Property’s leases are non-cancelable operating leases and generally provide for minimum rent and reimbursement of a portion of Property expenses, including property taxes, insurance, and rental property operating and maintenance expenses. Future minimum rentals to be received under the leases in effect as of December 31, 2004 are as follows (in thousands):

2005	20,576
2006	21,160
2007	22,033
2008	22,649
2009	23,281
Thereafter	121,879

$231,578

(4) Tenant Concentrations

The following tenants accounted for more than 10% of the Property’s revenue for the year ended December 31, 2004 (in thousands):

Tenant	Base rental revenue
Equinix, Inc.	$3,452
Verio, Inc.	2,947
Qwest Communications International	8,428

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The unaudited pro forma condensed consolidated financial statements as of March 31, 2005 and for the three months ended March 31, 2005 and the year ended December 31, 2004 are presented as if the offering of series A preferred stock had occurred on March 31, 2005 for the pro forma condensed consolidated balance sheet and on January 1, 2004 for the pro forma condensed consolidated statements of operations. Additionally, the pro forma condensed consolidated statement of operations for the year ended December 31, 2004 is presented as if our initial public offering and the related formation and financing transactions had occurred on January 1, 2004. Furthermore, the pro forma condensed consolidated financial statements are presented as if the acquisitions of the properties acquired during 2004 and the properties acquired or expected to be acquired in 2005, along with related financing transactions had occurred on March 31, 2005 or in the case of the properties acquired through March 31, 2005, as of the actual acquisition date, for the pro forma condensed consolidated balance sheet and on January 1, 2004 for the pro forma condensed consolidated statements of operations. The pro forma purchase accounting adjustments are calculated pursuant to the same methodology described in note 2(e) of the consolidated and combined financial statements of the Company and the Digital Realty Predecessor included in our annual report on Form 10-K for the year ended December 31, 2004.

The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated and combined historical financial statements of Digital Realty Trust, Inc. (the “Company”) and the Digital Realty Predecessor (the “Predecessor”), including the notes thereto, included in our annual report on Form 10-K for the year ended December 31, 2004 and our quarterly report on Form 10-Q for the quarter ended March 31, 2005. The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of the series A preferred stock offering, the initial public offering and the related formation transactions and the acquisitions of additional properties along with the related financing transactions all had occurred by March 31, 2005 or on the first day of the periods presented, nor do they purport to project our financial position or results of operations as of any future date or for any future period.

DIGITAL REALTY TRUST, INC

Pro Forma Condensed Consolidated Balance Sheet

March 31, 2005

(unaudited)

(In thousands)

	Company Historical	Properties Acquired and Expected to be Acquired Subsequent to March 31, 2005	Financing Transactions	Company Pro Forma
Assets	(A)	(B)	(C)
Investments in real estate, net	$852,112	223,972	—	1,076,084
Cash and cash equivalents, including restricted cash	16,648	(261,329)	260,420	15,739

Accounts and other receivables	3,353	—	—	3,353
Deferred rent	14,633	—	—	14,633
Acquired above market leases, net	41,485	8,060	—	49,545
Acquired in place lease value and deferred leasing costs, net	157,957	55,237	—	213,194
Deferred financing costs, net	7,333	—	909	8,242
Other assets	6,206	(500)	—	5,706

Total assets	$1,099,727	25,440	261,329	1,386,496

Liabilities and Stockholders’ and Equity
Notes payable under line of credit	$36,000	—	161,329	197,329
Mortgage loans	457,701	7,668	100,000	565,369
Other secured loans	22,000	—		22,000
Accounts payable and accrued expenses	13,513	—	—	13,513
Acquired below market leases, net	44,868	17,772	—	62,640
Security deposits and prepaid rents	5,311	—	—	5,311

Total liabilities	579,393	25,440	261,329	866,162
Minority interests in consolidated joint ventures	149	—	—	149
Minority interests in operating partnership	250,592	—	—	250,592
Stockholders’ Equity:
Preferred stock, series A	99,297	—	—	99,297
Common stock	214	—	—	214
Additional paid in capital	182,095	—	—	182,095
		—	—
Dividends in excess of earnings	(13,271)	—	—	(13,271)
Accumulated other comprehensive income	1,258	—	—	1,258

Total stockholders’ equity	269,593	—	—	269,593

	$1,099,727	25,440	261,329	1,386,496

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2005

(unaudited)

(In thousands except per share data)

	Company Historical	Properties Acquired and Expected to be Acquired Subsequent to March 31, 2005	Properties Acquired During the Three Months Ended March 31, 2005	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$32,691	9,829	2,677	—	—		45,197
Tenant reimbursements	6,520	2,358	616	—	—		9,494
Other	432	32	10	—	—		474

	39,643	12,219	3,303	—	—		55,165

Expenses:
Rental property operating and maintenance	7,145	811	1,078	—	—		9,034
Property taxes	3,681	3,013	148	—	—		6,842
Insurance	599	335	60	—	—		994
Interest	8,121	126	155	3,597	—		11,999
Depreciation and amortization	12,143	3,350	886	—	—		16,379
General and administrative	2,413	—	—	—	—		2,413
Loss from early extinguishment of debt	125	—	—	—	—		125
Other	521	10	—	—	—		531

	34,748	7,645	2,327	3,597	—		48,317

Income before minority interests	4,895	4,574	976	(3,597)	—		6,848
Minority interests in consolidated joint ventures	(3)	—	—	—	—		(3)
Minority interests in operating partnership	2,159	—	—	—	1,920	(HH)	4,079

Net income	2,739	4,574	976	(3,597)	(1,920)		2,772
Preferred dividends	(1,271)	—	—	—	(929	)(II)	(2,200)

Net income allocable to common stockholders	$1,468	4,574	976	(3,597)	(2,849)		572

Pro forma earnings per share available to common stockholders —basic and diluted							$.03

Pro forma weighted average common shares outstanding:
Basic							21,421

Diluted							21,535

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2004

(unaudited)

(In thousands except per share data)

	The Company and The Predecessor Historical	Properties Acquired and Expected to be Acquired in 2005	Properties Acquired in 2004	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$89,108	45,654	35,544	—	—		170,306
Tenant reimbursements	16,229	12,636	7,417	—	—		36,282
Other	1,784	164	732	—	—		2,680

	107,121	58,454	43,693	—	—		209,268

Expenses:
Rental property operating and maintenance	18,974	9,659	7,937	—	—		36,570
Property taxes	9,334	12,518	2,321	—	—		24,173
Insurance	1,875	1,625	842	—	—		4,342
Interest	24,461	1,257	3,201	19,098	—		48,017
Asset management fees to related party	2,655	—	—	—	(2,655	)(FF)	—
Depreciation and amortization	31,398	17,316	13,602	—	—		62,316
General and administrative	21,017	—	—	—	148	(EE)	24,847
					2,252	(FF)
					1,430	(GG)
Net loss from early extinguishment of debt	283	—	—	—	—		283
Other	2,805	61	56	—	—		2,922

	112,802	42,436	27,959	19,098	1,175		203,470

Income (loss) before minority interests	(5,681)	16,018	15,734	(19,098)	(1,175)		5,798
Minority interests in consolidated joint ventures	(24)	—	—	—	—		(24)
Minority interest in operating partnership	(10,214)	—	—	—	13,680	(HH)	3,466

Net income	4,557	16,018	15,734	(19,098)	(14,855)		2,356
Preferred dividends	—	—	—	—	(8,798	)(II)	(8,798)

Net income (loss) allocable to common stockholders	$4,557	16,018	15,734	(19,098)	(23,653)		(6,442)

Pro forma loss per share available to common stockholders—basic and diluted							$(.30)

Pro forma weighted average common shares outstanding—basic and diluted							21,421

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(Dollar amounts in thousands, except per share amounts)

1.	Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of March 31, 2005 are as follows:

(A)	Reflects the Company’s historical condensed consolidated balance sheet as of March 31, 2005.

(B)	Reflects the acquisition of Lakeside Technology Center, which was consummated on May 27, 2005, the acquisition of Ameriquest Data Center, which was consummated on June 3, 2005, the acquisition of Savvis Data Center 2, Savvis Data Center 3, Savvis Data Center 4, Savvis Data Center 5, and Savvis Office Building, which were all consummated on June 27, 2005. Also reflects the acquisition of the Charlotte Internet Gateway properties, which are currently under a purchase contract.

The pro forma adjustments are comprised of the following:

	Lakeside Technology Center	Ameriquest Data Center	Savvis Properties	Charlotte Internet Gateway Properties	Total
Assets acquired:
Investments in real estate, net	$111,699	13,710	81,699	16,864	223,972
Acquired above market leases	4,561	262	3,046	191	8,060
Acquired in place lease value	36,811	2,492	13,935	1,999	55,237

Subtract liabilities assumed:
Mortgage loans including debt premium	—	—	—	7,668	7,668
Acquired below market leases	11,426	—	6,180	166	17,772

Net assets acquired	141,645	16,464	92,500	11,220	261,829
Subtract:
Deposits paid through March 31, 2005	500	—	—	—	500

Cash paid to acquire the properties	$141,145	16,464	92,500	11,220	261,329

(C)	Reflects proceeds and related financing costs related to additional borrowings incurred in connection with the acquisition of Lakeside Technology Center, Ameriquest Data Center, Savvis Data Center 2, Savvis Data Center 3, Savvis Data Center 4, Savvis Data Center 5, and Savvis Office Building. Financing costs also include fees related to the assumption of debt in connection with the acquisition of the Charlotte Internet Gateway properties, which are currently under a purchase contract and the borrowings under the unsecured credit facility include borrowings related to this acquisition.

	Lakeside Technology Center	Unsecured Credit Facility	Loan Assumption Fees	Total
Borrowings	$100,000	161,329	—	261,329
Loan costs	(848)	—	(61)	(909)

Net proceeds	$99,152	161,329	(61)	260,420

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

2.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the three months ended March 31, 2005, and the year ended December 31, 2004 are as follows:

(AA)	Reflects the Company’s historical condensed consolidated statement of operations for the three months ended March 31, 2005 and the Company and Predecessor historical condensed consolidated and combined statements of operations for the year ended December 31, 2004. The real estate properties and interests therein contributed by the owner of the Predecessor to the operating partnership in exchange for common units in the operating partnership were recorded at the Predecessor’s historical cost. Expenses such as depreciation and amortization to be recognized by the operating partnership related to the contributed interests are based on the Predecessor’s historical cost of related assets.

The Company, as general partner, owns 40.46% of the common units of the operating partnership; however the Company controls the operating partnership. Accordingly, the Company consolidates the accounts of the operating partnership. See note (HH) for the pro forma adjustment to allocate 59.54% of the income (loss) of the operating partnership to the limited partners of the operating partnership.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(BB)	For the pro forma condensed consolidated statement of operations for the three months ended March 31, 2005 and year ended December 31, 2004, represents the acquisitions of Lakeside Technology Center, which was consummated on May 27, 2005, the acquisition of Ameriquest Data Center, which was consummated on June 3, 2005, the acquisition of Savvis Data Center 2, Savvis Data Center 3, Savvis Data Center 4, Savvis Data Center 5, and Savvis Office Building, which were all consummated on June 27, 2005 and the acquisition of the Charlotte Internet Gateway properties currently under purchase contract. The pro forma statement of operations for the year ended December 31, 2004 also includes the acquisition of 833 Chestnut Street, which was consummated on March 14, 2005, and MAPP Building, which was consummated on March 17, 2005.

The pro forma adjustments are comprised of the following:

Three Months Ended March 31, 2005
	Combined Historical Revenues and Certain Expenses(1)	Adjustments Resulting from Purchasing the Properties		Pro Forma Adjustments
Revenues:
Rental	$8,955	874	(2)	9,829
Tenant reimbursements	2,358	—		2,358
Other	32	—		32

	11,345	874		12,219

Expenses:
Rental property operating and maintenance	811	—		811
Property taxes	3,013	—		3,013
Insurance	335	—		335
Interest	126	—		126
Depreciation and amortization	—	3,350	(3)	3,350
Other	10	—		10

	4,295	3,350		7,645

Income before minority interests in operating partnership	$7,050	(2,476)		4,574

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Year Ended December 31, 2004
	Combined Historical Revenues and Certain Expenses(1)	Adjustments Resulting from Purchasing the Properties		Pro Forma Adjustments
Revenues:
Rental	$42,433	3,221	(2)	45,654
Tenant reimbursements	12,636	—		12,636
Other	164	—		164

	55,233	3,221		58,454

Expenses:
Rental property operating and maintenance	9,659	—		9,659
Property taxes	12,518	—		12,518
Insurance	1,625	—		1,625
Interest	1,257	—		1,257
Depreciation and amortization	—	17,316	(3)	17,316
Other	61	—		61

	25,120	17,316		42,436

Income before minority interests in operating partnerships	$30,113	(14,095)		16,018

(1)	The combined properties’ historical revenues and expenses are as follows:

Three Months Ended March 31, 2005
	Lakeside Technology Center	Ameriquest Data Center	Savvis Properties	Charlotte Internet Gateway Properties	Combined Historical Revenues and Certain Expenses
Revenues:
Rental	$5,231	254	2,919	551	8,955
Tenant reimbursements	1,796	—	519	43	2,358
Other	32	—	—	—	32

	7,059	254	3,438	594	11,345

Expenses:
Rental property operating and maintenance	662	83	25	41	811
Property taxes	2,611	62	311	29	3,013
Insurance	121	4	208	2	335
Interest	—	—	—	126	126
Other	—	10	—	—	10

	3,394	159	544	198	4,295

Net income	$3,665	95	2,894	396	7,050

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Year Ended December 31, 2004
	833 Chestnut Street	MAPP Building	Lakeside Technology Center	Ameriquest Data Center	Savvis Properties	Charlotte Internet Gateway Properties	Combined Historical Revenues and Certain Expenses
Revenues:
Rental	8,524	1,340	$20,636	—	9,728	2,205	42,433
Tenant reimbursements	1,666	1,049	7,952	—	1,815	154	12,636
Other	42	—	122	—	—	—	164

	10,232	2,389	28,710	—	11,543	2,359	55,233

Expenses:
Rental property operating and maintenance	4,302	727	4,048	353	62	167	9,659
Property taxes	457	273	10,384	248	1,038	118	12,518
Insurance	279	49	485	26	777	9	1,625
Interest	—	754	—	—	—	503	1,257
Other	—	—	—	61	—	—	61

	5,038	1,803	14,917	688	1,877	797	25,120

Net income	5,194	586	$13,793	(688)	9,666	1,562	30,113

(2)	Reflects increase in rental revenues for straight line rent amounts and amortization of acquired below market leases, net of amortization of acquired above market leases, all resulting from purchase accounting.

(3)	Reflects depreciation and amortization of the buildings and improvements, tenant improvements and acquired in-place lease values.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(CC)	For the pro forma condensed consolidated statement of operations for the three months ended March 31, 2005 reflects pro forma revenue and expenses for the period January 1, 2005 to the date of the acquisition of the applicable properties for all properties acquired during the three months ended March 31, 2005 based on historical revenues and expenses, as adjusted for purchase accounting. For the pro forma condensed consolidated statement of operations for the year ended December 31, 2004, reflects pro forma revenues and expenses for the period from January 1, 2004 to the date of acquisition of the applicable property by the Company or the Predecessor for all properties acquired during 2004 based on historical revenues and expenses, as adjusted for purchase accounting:

Three Months Ended March 31, 2005
	MAPP Building	833 Chestnut Street	Pro Forma Adjustments
Revenues:
Rental	292	2,385	2,677
Tenant reimbursements	216	400	616
Other	—	10	10

	508	2,795	3,303
Expenses:
Rental property operating and maintenance	149	929	1,078
Property taxes	56	92	148
Insurance	10	50	60
Interest	155	—	155
Depreciation and Amortization	159	727	886

	529	1,798	2,327

Income before minority interests in operating partnership	(21)	997	976

Year Ended December 31, 2004
	100 Technology Center Drive	Siemens Building	Savvis Data Center 1	Carrier Center	Comverse Technology Building	AboveNet Data Center	Webb at LBJ	eBay	200 Paul	1100 Space Park Drive	Burbank Data Center	Pro Forma Adjustments
Revenues:
Rental	$431	970	2,890	4,001	3,232	4,404	3,648	952	10,372	3,197	1,447	35,544
Tenant reimbursements	47	35	301	1,110	1,691	997	218	—	2,505	513	—	7,417
Other	—	—	1	297	10	361	63	—	—	—	—	732

	478	1,005	3,192	5,408	4,933	5,762	3,929	952	12,877	3,710	1,447	43,693

Expenses:
Rental property operating and maintenance	14	104	31	1,510	1,489	896	744	—	2,626	523	—	7,937
Property taxes	47	129	160	211	585	369	412	—	242	166	—	2,321
Insurance	—	8	110	180	48	186	27	—	245	38	—	842
Interest	—	—	—	736	—	—	—	—	1,682	783	—	3,201
Depreciation and Amortization	310	346	1,188	907	1,988	663	1,637	484	4,350	813	916	13,602
Other	—	—	—	—	46	—	—	—	3	7	—	56

	371	587	1,489	3,544	4,156	2,114	2,820	484	9,148	2,330	916	27,959

Income before minority interests in operating partnership	$107	418	1,703	1,864	777	3,648	1,109	468	3,729	1,380	531	15,734

COMPANY NAME

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Month 00, 2004

(DD)	Reflects the net increase in interest expense as a result of the financing related pro forma adjustments. The following outlines the loans to be outstanding upon the acquisition of Lakeside Technology Center, Savvis Data Center 2, Savvis Data Center 3, Savvis Data Center 4, Savvis Data Center 5, Savvis Office Building, Ameriquest Data Center and the Charlotte Internet Gateway properties and the corresponding interest expense that would have been recorded had these loans been outstanding as of the beginning of the periods presented:

	Loans Payable as of March 31, 2005		Interest Rate(1)	Interest Expense
				Three Months Ended March 31, 2005	Year Ended December 31, 2004
100 Technology Center Drive—Mortgage	$20,000		LIBOR + 1.70%	$260	1,040
200 Paul Avenue—Mortgage	46,268		LIBOR + 3.12%(2)	746	2,984
Ardenwood Corporate Park, NTT/Verio Premier Data Center and VarTec Building—Mortgage	43,000		LIBOR + 1.59%	529	2,116
Ardenwood Corporate Park, NTT/Verio Premier Data Center and VarTec Building— Mezzanine	22,000		LIBOR + 5.75%	500	1,998
AT&T Web Hosting Facility—Mortgage	8,775		LIBOR + 1.85%	117	469
Camperdown House—Mortgage	25,566	(3)	6.85%	451	1,802	(3)
Carrier Center—Mortgage	25,854		LIBOR + 4.25%(4)	490	1,960
Charlotte Internet Gateway 1—Mortgage(5)	6,105		8.22%	126	502
Granite Tower—Mortgage	21,555		LIBOR + 1.20%	253	1,013
Lakeside Technology Center	100,000		LIBOR + 2.20%(6)	1,383	5,530
MAPP Building—Mortgage	9,746		7.62%	186	743
Maxtor Manufacturing Facility—Mortgage	17,894		LIBOR + 2.25%	265	1,058
Stanford Place II—Mortgage	26,000		5.14%	334	1,336
Univision Tower—Mortgage(7)	57,769		6.04%	872	3,489
Secured Term Debt	154,336		5.65%	2,180	8,718
Unsecured credit facility	197,329		LIBOR + 1.625%(8)	2,445	9,778
Additional interest from interest rate swaps(9)				174	696
Amortization of loan costs				748	3,024
Amortization of loan premiums				(60)	(239)

Total Pro Forma Principal Outstanding	782,197			11,999	48,017
Loan Premiums	2,501

Total	$784,698

Historical interest expense for the Company, the Predecessor, MAPP Building and Charlotte Internet Gateway				(8,402)	(28,919)

				$3,597	$19,098

(1)	Pro forma interest expense for loans with variable interest rates is calculated using current LIBOR rates (3.33% for one-month LIBOR, 3.50% for three-month LIBOR and 3.66% for six-month LIBOR as of June 29, 2005).
(2)	Weighted average interest rate. The first note, in a principal amount of $45.0 million, bears interest at a rate of LIBOR + 3.0% per annum and the second note, in a principal amount of $1.3 million, bears interest at a rate of LIBOR + 7.0% per annum.
(3)	The Camperdown House mortgage is denominated in British pounds. The loan payable has been converted to U.S. dollars using the exchange rates of our foreign currency forward contract whereas current exchange rate has been used for the interest expense.
(4)	The interest rate on the Carrier Center mortgage loan is subject to a 2.50% LIBOR floor.
(5)	One of the Charlotte Internet Gateway properties is secured by a mortgage that will be assumed upon acquisition of the property.
(6)	The interest rate for the Lakeside Technology Center mortgage is the weighted average interest rate for the two notes for this mortgage loan.
(7)	The Univision Tower loan is also secured by a $5.0 million letter of credit issued under our unsecured credit facility.
(8)	The interest rate under our unsecured credit facility equals either (i) LIBOR plus a margin of between 1.375% and 1.750% (which option we currently use) or (ii) the greater of (x) the base rate announced by the lender and (y) the federal funds rate, plus a margin of between 0.375% and 0.750%. In each case, the margin is based on our leverage ratio.
(9)	The Company has swap agreements to swap variable interest rates for fixed rates for a notional amount of principal totaling approximately $239.6 million. The strike rates on the swap agreements range from 3.18% to 4.03%.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(EE)	Reflects pro forma compensation expense, for the period from January 1, 2004 to the completion date of the initial public offering, November 3, 2004, related to awards of an aggregate of 783,902 stock options, which vest over a four-year period, granted to employees and our executive chairman upon completion of the initial public offering:	$148

(FF)	Reflects reclassification of asset management fees, incurred for the period from January 1, 2004 to the completion date of the initial public offering, November 3, 2004, to general and administrative expense. Although such asset management fees are not payable subsequent to the completion of the initial public offering, the asset management fees incurred historically have been replaced with direct payments of compensation expense, rent and other general and administrative expenses that were paid for indirectly prior to the completion of the initial public offering by paying the asset management fees. Also reflects removing the asset manager’s estimated profit that was included in the asset management fee:

		Year Ended. December 31, 2004

	Asset management fees	$2,655
	Remove asset manager’s estimated profit	(403)

		$2,252

(GG)	Reflects increases in general and administrative expense as a result of becoming a public company:

	Director fees	$100
	Compensation for our chief financial officer and chief investment officer and others who were hired upon completion of the initial public offering	921
	Directors and officers insurance	338
	Other	71

		$1,430

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(HH)	Reflects allocation of minority interests in net income of the Operating Partnership as a result of common units in the Operating Partnership held by the previous owner of the Predecessor (44.76%), the previous owners of 200 Paul Avenue and 1100 Space Park Drive (collectively 11.21%), management (2.82%) and the previous owner of the 10% interest in Univision Tower (0.75%):
		Three Months Ended March 31, 2005	Year Ended December 31, 2004
	Income after minority interests in consolidated joint ventures but before allocation to minority interest in operating partnership	$6,851	$5,822
	Percentage allocable to minority interest	59.54%	59.54%

		$4,079	$3,466

(II)	Reflects dividends for the series A preferred stock
	Series A preferred stock	$2,200	$8,798
	Less: Historical preferred stock dividends	(1,271)	—

		$929	$8,798

Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors.